SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report                                   February 10, 1997
Date of earliest event reported                  January 28, 1997




                     ARVIN INDUSTRIES, INC.
       (Exact Name of Registrant as Specified in Charter)


         Indiana                   1-302                 35-0550190
   -----------------------    --------------------     --------------------
(State or other jurisdiction  Commission File Number     (IRS Employer
      of incorporation)                                Identification No.)


        One Noblitt Plaza, Box 3000
              Columbus, IN                        47202-3000
------------------------------------------      --------------
  (Address of principal executive offices)       (Zip Code)


                          812-379-3000
                --------------------------------
      (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On January 28, 1997, Arvin Capital I, a Delaware business trust (the "Trust"), issued 100,000 of its 9.50% Capital Securities (the "Capital Securities"), which represent beneficial interests in the Trust, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement Nos. 333-18521 and 333-18521-01). The sole asset of the Trust is $103,100,000 in aggregate principal amount of the Registrant's 9.50% Junior Subordinated Deferrable Interest Debentures due 2027 (the "Subordinated Debentures").



Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c) Exhibits

          Certain documents relating to the Capital Securities and the Subordinated Debentures were included as exhibits to the Registration Statement. The following exhibits are filed herewith.


Exhibit
Number     Description
========   ========================================================

4.3 Amended and Restated Declaration of Trust dated as of January 28, 1997 of Arvin Capital I, among Arvin Industries, Inc., as sponsor,
          the Administrative Trustees named therein and Wilmington Trust Company, as Institutional Trustee.

4.5 First Supplemental Indenture dated as of January 28, 1997 between Arvin Industries, Inc. and Wilmington Trust Company, as Trustee, relating to the 9.50% Junior Subordinated Deferrable Interest Debentures due 2027.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ARVIN INDUSTRIES, INC.



                    By:    /s/ Richard A. Smith
                            ------------------------------
                    Name:   Richard A. Smith
                    Title:   Vice President-Finance and
                             Chief Financial Officer


Date:     February 7, 1997



                         EXHIBIT INDEX


Exhibit
Number    Description
==============================================================

4.3 Amended and Restated Declaration of Trust dated as of January 28, 1997 of Arvin Capital I, among Arvin Industries, Inc., as sponsor,
          the Administrative Trustees named therein and Wilmington Trust Company, as Institutional Trustee.

4.5 First Supplemental Indenture dated as of January 28, 1997 between Arvin Industries, Inc. and Wilmington Trust Company, as Trustee, relating to the 9.50% Junior Subordinated Deferrable Interest Debentures due 2027.